UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-07390

Boulder Total Return Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: November 30

Date of Reporting Period: November 30, 2011

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER
TOTAL RETURN FUND, INC.

ANNUAL REPORT 11.30.11

NYSE SYMBOL . BTF

■	■

1	Letter from the Advisers

3	Financial Data

4	Portfolio of Investments

8	Statement of Assets and Liabilities

9	Statement of Operations

10	Statements of Changes in Net Assets

12	Financial Highlights

15	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Summary of Dividend Reinvestment Plan

27	Additional Information

29	Board of Directors’ Approval of the Investment Advisory Agreements

33	Directors and Officers

Boulder Total Return Fund, Inc.	Letter from the Advisers
November 30, 2011

Dear Stockholders:

For the 12 month period ending November 30, 2011, the Boulder Total Return Fund, Inc. (the “Fund”) returned 1.7% on net assets. This compared to 7.8% returned by the S&P 500 during the same period. The table below shows the historic returns for the Fund for various periods ending November 30, 2011:

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years**	Since August 1999***

Boulder Total Return Fund (NAV)	3.7%	-5.2%	1.7%	14.3%	-0.3%	4.2%	5.5%

Boulder Total Return Fund (Market)	4.8%	-9.7%	-1.9%	18.4%	-2.8%	2.3%	5.1%

S&P 500 Index	2.9%	-6.3%	7.8%	14.1%	-0.2%	2.9%	1.4%

Dow Jones Industrial Average	4.5%	-2.8%	12.4%	14.1%	2.5%	4.6%	3.2%

NASDAQ Composite	1.9%	-7.0%	6.0%	20.7%	2.5%	3.9%	0.3%

*	Annualized
**	Annualized. Does not include the effect of dilution on non-participating stockholders from the July 2003 rights offering.
***

Annualized since August 1999, when the current Advisers became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the July 2003 rights offering.

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

From a price appreciation standpoint, the Fund’s largest holdings returned the following for the 12-month period ended November 30, 2011: Berkshire Hathaway, Inc., in which the Fund owns a combined $118.0 million stake (38.5% of the Fund’s assets) between the Class A and Class B shares, returned -1.4% on Class A and -1.2% on Class B; Yum! Brands, Inc., a $60.8 million stake (19.9% of the Fund’s assets), returned 11.9%; Wal-Mart Stores, Inc., a $21.8 million stake (7.1% of the Fund’s assets), returned 8.9%; Johnson & Johnson, a $14.0 million stake (4.6% of the Fund’s assets), returned 5.2%; and Cohen & Steers Infrastructure Fund, a closed-end fund in which the Fund owns a $11.7 million stake (3.8% of the Fund’s assets), returned -2.1%. The Fund’s investment in Philip Morris International Inc. was up 34.0% on market price for the period, W.P. Carey & Co. was up 33.4% on market price, and Home Depot was up 29.8% on market price.

On the negative side, AllianceBernstein Holding, LP, in which the Fund owns a $2.2 million stake (0.7% of the Fund’s assets), returned -41.6% on market price during the period. Other detractors from performance included Inergy L.P. which returned -38.0% on market price, Midland Holdings, Ltd., a Hong Kong real estate company, which returned -37.9% on market price, RWE AG which returned -36.5% on market price and Transocean which returned -36.1% on market price for the period.

Annual Report | November 30, 2011	1

Letter from the Advisers	Boulder Total Return Fund, Inc.
November 30, 2011

Since December 1, 2010, we made new investments in Pengrowth Energy Corp. (PGH), Alliance Resource Partners, L.P. (ARLP), Freeport-McMoRan Copper & Gold Inc. (FCX), Buckeye Partners L.P. (BPL), and Republic Services Inc. (RSG). We also added to our positions in AllianceBernstein Holdings (AB), Cheung Kong Holdings, Ltd. (1 HK), Energy Transfer Partners (ETP), PPL Corp. (PPL), Penn Virginia Resource Partners, L.P. (PVR), Inergy, L.P (NRGY), and Boardwalk Pipeline Partners L.P. (BWP). We anticipate making additional new investments as opportunities arise from time to time, although, because of the Fund’s investment restrictions, such positions will be on the smaller side relative to our earlier investments (e.g., not greater than 4% of the Fund’s assets at the time of purchase). As of November 30, 2011, the Fund held $16.9 million in cash (5.5% of the Fund’s assets).

Sincerely,

Stephen C. Miller

President

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. Management and the Fund’s board of directors are aware of this, monitor the discount and periodically review the limited options available to mitigate the discount. There are numerous factors affecting the Fund’s discount over which the board and management have little or no control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision. If you buy shares at a 20% discount and hold for 10 years while the Fund returns 8% per annum and then sell at a 20% discount, your return on investment will be the same as if you bought the same shares at net asset value and sold at net asset value. Because the investment philosophy of the Advisers is long-term, we believe that stockholders who invest in the Fund for the short-term arbitrage on the discount ultimately may be disappointed. In contrast, we hope that stockholders who understand the Fund’s goals and, like the Fund’s largest stockholders, are long-term holders, will be rewarded for their patience.

Note to Stockholders on Leverage. The Fund currently has Auction Market Preferred Shares (“AMPS”) outstanding, which results in the use of leverage. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the NAV and market price of the common stock. The Fund utilizes leverage to seek to enhance the returns for its common stockholders over the long term; however, this objective may not be achieved in all interest rate and investment environments. As a result of the failed auctions for auction preferred shares, the Fund pays AMPS stockholders a dividend rate that is generally tied to short-term interest rates. This dividend rate has been and remains generally economical compared to the earnings of the Fund’s investments. However, to the extent that in the future short-term interest rates increase and the cost of this leverage increases, and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may decline. Moreover, the Fund is required to maintain an asset coverage ratio of 200% on any outstanding AMPS. If the Fund were unable to maintain the required asset coverage ratio, it could be required to deleverage and sell a portion of its investments at a time when it might be disadvantageous to do so. Fund management and the Fund’s Board of Directors continue to explore other liquidity and leverage options, including borrowing through a credit facility; this may result in AMPS being redeemed or repurchased in the future. Notwithstanding this, the Board of Directors may ultimately decide to leave the current AMPS outstanding if, after evaluating liquidity solutions that would enable the Fund to redeem the AMPS, the Board determines that such solutions would be inconsistent with the interests of the Fund’s stockholders.

2	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Financial Data
November 30, 2011 (Unaudited)

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividend Paid
11/30/10	$ 18.66	$ 15.52	$ 0.00
12/31/10	18.93	15.52	0.00
1/31/11	19.07	15.95	0.00
2/28/11	20.13	17.33	0.00
3/31/11	19.74	16.76	0.00
4/30/11	20.36	16.96	0.00
5/31/11	20.01	16.87	0.00
6/30/11	19.48	16.44	0.00
7/31/11	18.68	15.51	0.00
8/31/11	18.29	14.53	0.00
9/30/11	16.81	13.50	0.00
10/31/11	18.74	15.25	0.00
11/30/11	18.97	15.23	0.00

INVESTMENTS AS A % OF TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK

Annual Report | November 30, 2011	3

Portfolio of Investments	Boulder Total Return Fund, Inc.
November 30, 2011

Shares/ Principal Amount	Description	Value (Note 1)

LONG TERM INVESTMENTS 94.5%
DOMESTIC COMMON STOCKS 85.0%
Coal 0.6%
10,000	Alliance Resource Partners L.P.	$714,500
45,000	Penn Virginia Resource Partners L.P.	1,095,300

		1,809,800
Construction Machinery 1.9%
60,000	Caterpillar, Inc.	5,872,800

Diversified 38.5%
690	Berkshire Hathaway, Inc., Class A*	81,765,000
460,000	Berkshire Hathaway, Inc., Class B*	36,229,600

		117,994,600
Diversified Financial Services 0.9%
167,000	AllianceBernstein Holding L.P.	2,239,470
5,700	Franklin Resources, Inc.	574,674

		2,814,144
Electric Utilities 1.4%
17,500	Black Hills Corp.	573,125
14,340	FirstEnergy Corp.	637,700
60,000	PPL Corp.	1,801,200
16,600	Public Service Enterprise Group, Inc.	546,804
12,400	SCANA Corp.	540,888

		4,099,717
Environmental Control 0.3%
30,000	Republic Services, Inc.	823,500

Gas 0.3%
37,000	Inergy L.P.	894,660

Healthcare Products & Services 4.6%
216,000	Johnson & Johnson	13,979,520

Manufacturing 0.2%
8,000	3M Co.	648,320

Mining 0.8%
60,000	Freeport-McMoRan Copper & Gold, Inc.	2,376,000

Pipelines 0.9%
30,000	Boardwalk Pipeline Partners L.P.	778,800
10,000	Buckeye Partners L.P.	638,000
19,000	Energy Transfer Partners L.P.	831,440
13,700	Enterprise Products Partners L.P.	623,213

		2,871,453

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Boulder Total Return Fund, Inc.	Portfolio of Investments
November 30, 2011

Real Estate 0.2%
17,300	WP Carey & Co. LLC	683,177

Real Estate Investment Trusts (REITs) 0.9%
16,400	HCP, Inc.	633,860
11,500	Health Care REIT, Inc.	576,955
22,000	Healthcare Realty Trust, Inc.	387,640
16,300	Realty Income Corp.	551,918
11,366	Ventas, Inc.	599,670

		2,750,043

Registered Investment Companies (RICs) 3.9%
736,836	Cohen & Steers Infrastructure Fund, Inc.	11,664,114
25,181	RMR Asia Pacific Real Estate Fund	358,829

		12,022,943
Retail 29.4%
72,500	The Home Depot, Inc.	2,843,450
140,000	Walgreen Co.	4,720,800
370,000	Wal-Mart Stores, Inc.	21,793,000
1,085,000	Yum! Brands, Inc.	60,803,400

		90,160,650
Tobacco Products 0.2%
9,700	Philip Morris International, Inc.	739,528

TOTAL DOMESTIC COMMON STOCKS (Cost $134,324,288)		260,540,855

FOREIGN COMMON STOCKS 9.5%
Beverages 4.3%
75,000	Diageo PLC, Sponsored ADR	6,420,750
60,000	Heineken Holding NV	2,405,773
95,117	Heineken NV	4,454,795

		13,281,318
Diversified Financial Services 0.0%(1)
10,500	Guoco Group, Ltd.	97,245

Electric Utilities 0.1%
4,500	RWE AG	185,784

Food 0.4%
20,000	Nestle SA	1,119,746

Oil & Gas 0.4%

Annual Report | November 30, 2011	5

Portfolio of Investments	Boulder Total Return Fund, Inc.
November 30, 2011

80,000	Pengrowth Energy Corp.	822,400
8,000	Transocean, Ltd.	342,800

		1,165,200
Real Estate 3.0%
529,500	Cheung Kong Holdings, Ltd.	5,830,890
104,500	Henderson Land Development Co., Ltd.	501,735
6,156,000	Midland Holdings, Ltd.	2,923,976

		9,256,601

Real Estate Investment Trusts (REITs) 1.3%
4,779,336	Kiwi Income Property Trust	3,843,890

TOTAL FOREIGN COMMON STOCKS (Cost $24,942,002)		28,949,784

TOTAL LONG TERM INVESTMENTS (Cost $159,266,290)		289,490,639

SHORT TERM INVESTMENTS 4.4%
MONEY MARKET FUNDS 4.4%
881,341	Dreyfus Treasury Cash Management Money Market Fund, Institutional Class, 7-Day Yield - 0.017%	881,341
12,600,000	JPMorgan Prime Money Markey Fund, 7-Day Yield - 0.120%	12,600,000

		13,481,341

TOTAL MONEY MARKET FUNDS (Cost $13,481,341)		13,481,341

TOTAL SHORT TERM INVESTMENTS (Cost $13,481,341)		13,481,341

TOTAL INVESTMENTS 98.9% (Cost $172,747,631)		302,971,980

OTHER ASSETS AND LIABILITIES 1.1%		3,255,036

TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCKHOLDERS 100.0%		306,227,016

TAXABLE AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE PLUS ACCRUED DIVIDENDS		(72,124,146)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS		$234,102,870

6	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Portfolio of Investments
November 30, 2011

*	Non-income producing security.
(1)	Less than 0.05% of Total Net Assets Available to Common and Preferred Stockholders.

Percentages are stated as a percent of the Total Net Assets Available to Common and Preferred Stockholders.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LLC - Limited Liability Company.

L.P. - Limited Partnership.

Ltd. - Limited.

NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

  This translates literally in all languages mentioned as anonymous company.

Regional Breakdown as a % of Total Net Assets Available to Common and Preferred Stockholders

United States	89.4%
Hong Kong	3.0%
Netherlands	2.2%
United Kingdom	2.1%
New Zealand	1.3%
Switzerland	0.5%
Canada	0.3%
Germany	0.1%
Total assets less other liabilities	1.1%

See accompanying notes to financial statements.

Annual Report | November 30, 2011	7

Statement of Assets and Liabilities	Boulder Total Return Fund, Inc.
November 30, 2011

ASSETS:
Investments, at value (Cost $172,747,631) (Note 1)	$302,971,980
Foreign Currency, at value (Cost $3,366,527)	3,403,812
Dividends and interest receivable	342,323
Prepaid expenses and other assets	8,622

Total Assets	306,726,737

LIABILITIES:
Investment co-advisory fees payable (Note 2)	311,670
Legal and audit fees payable	67,112
Administration and co-administration fees payable (Note 2)	55,381
Directors’ fees and expenses payable (Note 2)	21,426
Custody fees	17,866
Printing fees payable	14,873
Accrued expenses and other payables	11,393

Total Liabilities	499,721

TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCKHOLDERS	$306,227,016

TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000,000 shares authorized, 721 shares outstanding, liquidation preference of $100,000 per share (Note 5)	72,100,000
Accrued dividends on Taxable Auction Market Preferred Stock	24,146

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$234,102,870

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$123,387
Paid-in capital in excess of par value of common stock	123,101,497
Overdistributed net investment income	(151,488)
Accumulated net realized loss on investments sold and foreign currency related transactions	(19,235,493)
Net unrealized appreciation on investments and foreign currency translation	130,264,967

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$234,102,870

Net Asset Value, $234,102,870/12,338,660 common stock outstanding	$18.97

See accompanying notes to financial statements.

8	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Statement of Operations
For the Year Ended November 30, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes $67,488)	$5,824,860
Interest and other income	139,864
Total Investment Income	5,964,724

EXPENSES:
Investment co-advisory fees (Note 2)	3,822,624
Administration and co-administration fees (Note 2)	671,450
Directors’ fees and expenses (Note 2)	100,028
Legal and audit fees	87,301
Preferred stock broker commissions and auction agent fees	51,777
Insurance expense	47,755
Custody fees	46,437
Printing fees	33,289
Transfer agency fees	20,362
Other	54,752
Total Expenses	4,935,775
Net Investment Income	1,028,949

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(641,473)
Foreign currency related transactions	(4,418)
(645,891)
Net change in unrealized appreciation on:
Investment securities	4,468,849
Foreign currency related translation	45,989
4,514,838
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,868,947
PREFERRED STOCK TRANSACTIONS:
Distributions from net investment income	(614,943)
Distributions from tax return of capital	(467,064)
Total Preferred Stock Transactions	(1,082,007)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$3,815,889

See accompanying notes to financial statements.

Annual Report | November 30, 2011	9

Statements of Changes in Net Assets	Boulder Total Return Fund, Inc.

	For the Year Ended November 30, 2011	For the Year Ended November 30, 2010

OPERATIONS:
Net investment income	$1,028,949	$850,965
Net realized loss on investments and foreign currency related transactions	(645,891)	3,480
Net change in unrealized appreciation on investments and foreign currency translations	4,514,838	42,410,491
	4,897,896	43,264,936

PREFERRED STOCK TRANSACTIONS (NOTE 5):
Distributions from net investment income	(614,943)	(572,570)
Distributions from tax return of capital	(467,064)	(566,147)
Gain on redemption of Taxable Auction Market Preferred Stock	–	508,000
Total Preferred Stock Transactions	(1,082,007)	(630,717)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	3,815,889	42,634,219
REDEMPTION OF TAXABLE AUCTION MARKET PREFERRED STOCK (PAR VALUE)	–	(2,800,000)
NET ASSETS:
Beginning of year	302,386,981	262,552,762
End of year (including overdistributed net investment income of $(151,488) and $(14,124), respectively)	306,202,870	302,386,981

Taxable Auction Market Preferred Stock, Par Value	(72,100,000)	(72,100,000)
Net Assets Applicable to Common Stockholders	$234,102,870	$230,286,981

See accompanying notes to financial statements.

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PAGE INTENTIONALLY LEFT BLANK

Financial Highlights	Boulder Total Return Fund, Inc.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Year
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations
PREFERRED STOCK TRANSACTIONS
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Gain on redemption of AMPS*
Total Preferred Stock Transactions
Net Increase/(Decrease) from Operations Applicable to Common Stock
DISTRIBUTIONS: COMMON STOCK
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Total Distributions Paid to Common Stockholders
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value - End of Year
Common Share Market Value - End of Year
Total Return, Common Share Net Asset Value(b)
Total Return, Common Share Market Value(b)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(c)
Net Operating Expenses
Net Investment Income/(Loss)
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Year (000’s)
Number of Common Shares Outstanding, End of Year (000’s)
Ratio of Operating Expenses to Total Average Net Assets including AMPS(c)*

12	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Financial Highlights

For the Year Ended November 30, 2011	For the Year Ended November 30, 2010	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008	For the Year Ended November 30, 2007

$ 18.66	$15.21	$12.70	$24.95	$23.64

0.08	0.07	0.03	0.14	0.35
0.32	3.43	2.56	(9.18)	2.34
0.40	3.50	2.59	(9.04)	2.69

(0.05)	(0.05)	–	(0.06)	(0.26)
–	–	–	–	(0.09)
(0.04)	(0.04)	(0.11)	(0.21)	–
–	0.04	0.03	–	–
(0.09)	(0.05)	(0.08)	(0.27)	(0.35)
0.31	3.45	2.51	(9.31)	2.34

–	–	–	(0.11)	(0.19)
–	–	–	(0.04)	(0.84)
–	–	–	(2.79)	–
–	–	–	(2.94)	(1.03)
0.31	3.45	2.51	(12.25)	1.31
$ 18.97	$18.66	$15.21	$12.70	$24.95
$ 15.23	$15.52	$12.69	$9.17	$22.70
1.7%	22.7%	19.8%	(40.3)%	10.4%
(1.9)%	22.3%	38.4%	(52.6)%	10.0%

2.12%	2.19%	2.53%	2.22%	2.07%
0.18%	0.13%	0.22%	(0.70)%	0.04%

3%	6%	12%	6%	28%
$ 234,103	$230,287	$187,653	$156,733	$307,876
12,339	12,339	12,339	12,339	12,339
1.62%	1.63%	1.70%	1.69%	1.65%

Annual Report | November 30, 2011	13

Financial Highlights	Boulder Total Return Fund, Inc.

*	Taxable Auction Market Preferred Shares (“AMPS”).
(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(c)	Expense ratios do not include the effect of transactions with preferred stockholders. The income ratio includes income earned on assets attributable to AMPS outstanding.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)

	Par Value (000)	Total Shares Outstanding	Asset Coverage Per Share(2)	Involuntary Liquidating Preference Per Share
11/30/11	$72,100	721	$424,725	$100,000
11/30/10	72,100	721	419,429	100,000
11/30/09	74,900	749	350,563	100,000
11/30/08	77,500	775	302,273	100,000
11/30/07	77,500	775	497,949	100,000

(1)	See Note 5 in Notes to Financial Statements.
(2)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of AMPS outstanding.

  See accompanying notes to financial statements.

14	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2011

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Boulder Total Return Fund, Inc. (the “Fund”), is a diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on quoted prices from the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the advisers. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets, and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

Annual Report | November 30, 2011	15

Notes to Financial Statements	Boulder Total Return Fund, Inc.
November 30, 2011

These inputs are summarized in the three broad levels listed below.

Level 1	-	Unadjusted quoted prices in active markets for identical investments
Level 2	-	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	-	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of November 30, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stocks	$260,540,855	$–	$–	$260,540,855
Foreign Common Stocks	28,949,784	–	–	28,949,784
Short Term Investments	13,481,341	–	–	13,481,341

TOTAL	$302,971,980	$–	$–	$302,971,980

During the year ended November 30, 2011, there were no significant transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 11/30/2010	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 11/30/2011	Net change in unrealized appreciation/ (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at 11/30/2011
Auction Preferred Securities	$175,000	$(4,021)	$25,021	$(196,000)	$–	$–	$–
TOTAL	$175,000	$(4,021)	$25,021	$(196,000)	$–	$–	$–

* For detailed descriptions, see the accompanying Portfolio of Investments.

16	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2011

Recent Accounting Pronouncements: In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on short-term investments, if any, is recorded on the accrual basis using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

Annual Report | November 30, 2011	17

Notes to Financial Statements	Boulder Total Return Fund, Inc.
November 30, 2011

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The stockholders of Taxable Auction Market Preferred Stock (“AMPS”) are entitled to receive cumulative cash dividends as declared by the Fund’s Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Use of Estimates: The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For Federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has concluded there are no uncertain tax positions that require recognition of a tax liability. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended November 30, 2008, through November 30, 2011.

18	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2011

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Modernization Act are generally effective for tax years beginning after the date it was signed into law so the enacted provisions will apply to the Fund for the fiscal year ending November 30, 2012. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

—

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

—

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

—

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

NOTE 2. MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as the Fund’s co-investment advisers (the “Advisers”). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). At the November 8, 2010 Board of Directors meeting, the Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on Net Assets up to $400 million, 1.10% on Net Assets between $400-$600 million and 1.00% on Net Assets exceeding $600 million. This fee waiver has a one year term and is renewable annually at the option of the Advisers. The waiver is not subject to recapture. As the Fund’s Net Assets did not exceed $400 million at any time during the year ended November 30, 2011, there were no fees waived during the period. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC (“FAS”) serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Prior to

Annual Report | November 30, 2011	19

Notes to Financial Statements	Boulder Total Return Fund, Inc.
November 30, 2011

February 1, 2010, the Fund paid FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $250 million; 0.18% on the next $150 million in Net Assets; and 0.15% on Net Assets over $400 million. The equity owners of FAS are EALLC and the Lola Trust., each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

As BIA, SIA and FAS are considered affiliates of the Fund, as the term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund and the following affiliates: Boulder Growth & Income Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, 0.03% on Net Assets between $1 and $3 billion, and 0.02% on Net Assets above $3 billion.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee each receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and as compensation for BNY Mellon’s services the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses. BNY Mellon also serves as the Fund’s Common Stock Servicing Agent (transfer agent), dividend-paying agent and registrar, and as compensation for BNY Mellon’s services as such, the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas (“Auction Agent”), a wholly owned subsidiary of Deutsche Bank AG, serves as the Fund’s Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

NOTE 3. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities, during the year ended November 30, 2011 were $13,338,232 and $8,585,614, respectively.

On November 30, 2011, based on cost of $171,888,367 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $136,674,848 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $5,591,235, resulting in net unrealized appreciation of $131,083,613.

20	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2011

NOTE 4. CAPITAL

At November 30, 2011, 240,000,000 of $0.01 par value Common Stock were authorized, of which 12,338,660 were outstanding.

Transactions in common stock were as follows:	For the Year Ended November 30, 2011	For the Year Ended November 30, 2010
Common Stock outstanding - beginning of period	12,338,660	12,338,660

Common Stock outstanding - end of period	12,338,660	12,338,660

NOTE 5. TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On August 15, 2000, the Fund’s 775 shares of Money Market Cumulative Preferred Stock™ were retired and 775 shares of Taxable Auction Market Preferred Stock (“AMPS”) were issued. AMPS are senior to the common stock and result in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of AMPS are cumulative. The Fund’s AMPS have a liquidation preference of $100,000 per share, plus any accumulated unpaid distributions, whether or not earned or declared by the Fund but excluding interest thereon (“Liquidation Value”) and have no set retirement date.

The Fund retired 26 shares of AMPS during the fiscal year ended November 30, 2009, with a total par value of $2,600,000. Those shares were purchased at a discount, an average price of $84,923 per share, resulting in a realized gain of $392,000. During the fiscal year ended November 30, 2010, the Fund retired 28 shares of AMPS, with a total par value of $2,800,000. These shares were purchased at a discount, an average price of $81,857 per share, resulting in a realized gain of $508,000.

For the year ended November 30, 2011, distribution rates ranged from 1.44% to 1.52%. The Fund declared distributions to preferred stockholders for the period December 1, 2010 to November 30, 2011 of $1,082,007.

An auction of the AMPS is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell shares on each auction date. AMPS stockholders may also trade shares in the secondary market. In February 2008, the auction preferred shares market for closed- end funds became illiquid resulting in failed auctions for the AMPS. As such, the Fund continues to pay dividends on the AMPS at the maximum rate, set forth in the Fund’s Articles Supplementary, the governing document for the AMPS. The Fund’s maximum rate is set at the greater of 1.25% of 30-day LIBOR or 30-day LIBOR plus 125 basis points.

The Fund is subject to certain limitations and restrictions while AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value. Specifically, the Fund is required under the Fund’s Articles Supplementary and the Investment Company Act of 1940 to maintain certain asset coverage with respect to the outstanding AMPS. The holders of AMPS are

Annual Report | November 30, 2011	21

Notes to Financial Statements	Boulder Total Return Fund, Inc.
November 30, 2011

entitled to one vote per share and will vote with holders of common stock as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

In connection with the settlement of each AMPS auction, the Fund pays, through the Auction Agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate of 0.25% and upon this date the annual rate was reduced to 0.05% until further notice from the Fund. These fees are paid for failed auctions as well.

On November 30, 2011, 721 shares of AMPS were outstanding at the annual rate of 1.49%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the AMPS, including expenses, there can be no assurance that such results will be attained.

NOTE 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund’s assets invested in each stock can vary depending on market conditions. The term “common stocks” includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs.

Concentration Risk: The Fund operates as a “diversified” management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund’s total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets (at the time of purchase) and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund’s assets, which may be invested in securities representing more than 5% of the Fund’s total assets or even in a single issuer.

As of November 30, 2011, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s common stock, and the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund’s net asset value reflecting fluctuation in the value of its large holdings.

22	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2011

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Changes in Investment Policies: On May 2, 2011, stockholders approved elimination of the Fund’s fundamental investment policy prohibiting the Fund from purchasing securities on margin.

NOTE 7. SIGNIFICANT STOCKHOLDERS

On November 30, 2011, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 5,200,661 shares of Common Stock of the Fund, representing approximately 42.15% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for BIA and SIA and is the Fund’s primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund. Entities affiliated with Mr. Horejsi and the Horejsi family also own the Advisers and FAS.

NOTE 8. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time effect redemptions and/or repurchases of its AMPS and/or its common stock, in the open market or through private transactions; at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the year ended November 30, 2011, the Fund did not repurchase any of its own stock.

NOTE 9. TAX BASIS DISTRIBUTIONS

As determined on November 30, 2011, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $(551,370), $497,715 and $53,655 were reclassified at November 30, 2011 among undistributed net investment loss, accumulated net realized losses on investments and paid-in-capital, respectively, for the Fund.

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital

Annual Report | November 30, 2011	23

Notes to Financial Statements	Boulder Total Return Fund, Inc.
November 30, 2011

gains after allocation to any outstanding AMPS, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 were as follows:

	Year Ended November 30, 2011	Year Ended November 30, 2010
Distributions paid from:
Ordinary Income	$614,943	$572,570
Tax Return of Capital	467,064	566,147

	$1,082,007	$1,138,717

As of November 30, 2011, the Fund had available for tax purposes unused capital loss carryovers totaling $20,086,099, of which $9,445,971 expires November 30, 2016, $9,855,326 expires November 30, 2017, $32,789 expires November 30, 2018, and $752,013 expires November 30, 2019.

As of November 30, 2011 the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Accumulated Capital Losses	$(20,086,099)
Unrealized Appreciation	131,124,231
Cumulative Effect of Other Timing Differences	(160,146)

Total	$110,877,986

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 10. OTHER INFORMATION

Rights Offerings: The Fund, like other closed-end funds, may at times raise cash for investment by issuing a fixed number of shares through one or more public offerings, including rights offerings. Proceeds from any such offerings will be used to further the investment objectives of the Fund.

NOTE 11. SUBSEQUENT EVENTS

Advisory Fee Waiver: Effective December 1, 2011, BIA and SIA agreed to waive 0.10% of the Advisory Fee applied to the Fund such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually.

Transaction in Preferred Stock: Effective December 6, 2011, the Fund retired 35 shares of the Fund’s AMPS with a total par value of $3,500,000. These shares were purchased at a discount, an average price of $90,000 per share, resulting in a realized gain of $350,000. Total outstanding shares of AMPS, following the transaction, is 686.

24	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Boulder Total Return Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Boulder Total Return Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boulder Total Return Fund, Inc. as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2012

Annual Report | November 30, 2011	25

Summary of Dividend Reinvestment Plan	Boulder Total Return Fund, Inc.
November 30, 2011 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

BNY Mellon Investment Servicing (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, PA, 15252-8035. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

26	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Additional Information
November 30, 2011(Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website at www.boulderfunds.net; (2) on the SEC’s website at www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, on the Fund’s website located at www.boulderfunds.net, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.boulderfunds.net.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Fund have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Annual Report | November 30, 2011	27

Additional Information	Boulder Total Return Fund, Inc.
November 30, 2011(Unaudited)

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

NOTICE TO STOCKHOLDERS

Of the ordinary income distributions made by the Fund during the fiscal year ended November 30, 2011, 71.50% qualifies for the dividend received deduction available to corporate stockholders.

For the fiscal year ended November 30, 2011, 71.50% of the taxable income qualifies for the 15% Dividend tax rate.

28	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
November 30, 2011 (Unaudited)

Discussion Regarding the Board of Directors’ Approval of the Investment Advisory Contracts Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreements”) pursuant to which the Advisers are jointly responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of 1940 Act (the “Independent Directors”), annually approve the terms of the Advisory Agreements. At a regularly scheduled meeting held on November 18, 2011, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies; (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale are realized and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; (vii) the historical relationship between the Fund and the Advisers; and (viii) the relationship between the Advisers and its affiliated service provider, FAS. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisers’ fees under the Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers’ investment services under the Advisory Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers’ organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative advisory fees, and compliance policies and procedures. The Board also met with representatives of, and received a report prepared by, an independent research firm, Morningstar, Inc. (“Morningstar”), comparing the Fund’s performance and advisory fees and expenses to a group of closed-end funds determined to be most similar to the Fund in each case as determined by Morningstar (the “Peer Group”). The Board also considered information received from the Advisers throughout the year, including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

Annual Report | November 30, 2011	29

Board of Directors’ Approval of the Investment Advisory Agreements	Boulder Total Return Fund, Inc.
November 30, 2011 (Unaudited)

In advance of the November 18, 2011 Board meeting, the Independent Directors held two special telephonic meetings with counsel to the Fund and the Independent Directors. One purpose of the meetings was to discuss the renewal of the Advisory Agreements and to review the materials provided to the Board by the Advisers in connection with the annual review process. The Board held additional discussions at the November 18, 2011 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers’ portfolio management personnel. The Board was satisfied that the Advisers’ investment personnel, including Stewart Horejsi, the Fund’s principal portfolio manager, would devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since the Advisers were engaged by the Fund in 1999, as compared to both relevant indices and the performance of the Peer Group. The Board noted that based on its net asset value performance, the Fund outperformed the Standard & Poor’s 500 Index, the Fund’s primary relevant benchmark, as well as the Dow Jones Industrial Average and NASDAQ Composite since August, 1999 when the Advisers were engaged by the Fund and performed comparably to its Peer Group for the five- and ten- year periods ended September 30, 2011. However, the Board noted that the Fund underperformed its Peer Group for the one-and three-year periods ended September 30, 2011. The Board discussed with the Advisers the Fund’s recent underperformance and to what extent the Advisers planned to make any adjustments to the Adviser’s investment strategies to counter the Fund’s recent underperformance. The Board was satisfied that the Advisers were appropriately focused on improving the investment performance of the Fund.

30	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
November 30, 2011 (Unaudited)

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board acknowledged that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds included in the Peer Group expense universe; however, the advisory fees payable under the Advisory Agreements were comparable to the fees earned by the Advisers on other portfolios managed by the Advisers. The Advisers discussed with the Board certain factors justifying the advisory fee including, but not limited to: the Fund’s asset allocation strategy, which increases the workload, burden and responsibility beyond that typically assumed by other money managers; the Advisers’ stock skill selection has been substantiated through long-term performance; and the time associated with the discipline of concentrated investing.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund. Based on its analysis of this information, the Board determined that the overall level of profits earned by the Advisers does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. The Board noted that the Advisers had in the past agreed to a voluntary fee waiver schedule tied to the Fund’s asset levels. The Board further noted that over the last few years the Fund’s assets had not reached the levels specified in the schedule for the fee waiver to come into play. Although the Board concluded that recent modest growth in the Fund’s assets had not resulted in any meaningful economies of scale with respect to the management of the Fund, the Board, as described below, determined that it would be in the best interests of the Fund and its stockholders to modify the voluntary fee waiver to provide more immediate benefits to the stockholders.

Fee Waiver

The Board noted the current fee arrangement in place for the Fund under the Advisory Agreements. They noted that the Advisers receive an annual fee, payable monthly, of 1.25% of the value of the Fund’s average monthly total net assets, including any leverage. The Board further noted the current one-year voluntary fee waiver whereby the Advisers have agreed to waive 15 basis points (0.15%) on asset levels between $400-$600 million, and an additional 10 basis points (0.10%) on asset levels exceeding $600 million. The Board noted that the fee waiver did not come into play in 2011 due to asset levels of the Fund. In light of the recent underperformance by the Fund, the Board requested, and the Advisers agreed, to modify the voluntary one-year fee waiver effective December 1, 2011 such that the Advisers would waive a

Annual Report | November 30, 2011	31

Board of Directors’ Approval of the Investment Advisory Agreements	Boulder Total Return Fund, Inc.
November 30, 2011 (Unaudited)

portion of the advisory fee equal to 10 basis points (0.10%) of the value of the Fund’s average monthly total net assets, including any leverage. This fee waiver will reduce the annual fee payable to the Advisers to 1.15% of the value of the Fund’s average monthly total net assets, including any leverage, through December 1, 2012. The Board concluded that the fee under the Advisory Agreements, as modified by the voluntary fee waiver, was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of October 31, 2011, the Lola Trust and other entities affiliated with the Horejsi family held approximately 42.15% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Advisers and the renewal of the Advisory Agreements.

Approval

The Board based its decision to approve the renewal of the Advisory Agreements on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Advisory Agreements is in the best interests of the Fund and its stockholders.

32	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Directors & Officers
November 30, 2011(Unaudited)

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, length of time served and principal occupation during the last five years. The Fund’s SAI includes additional information about Directors of the Fund and is available, without charge, upon request, at 303-449-0426.

INDEPENDENT DIRECTORS

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Joel W. Looney Age: 49	Class II Director	Term expires 2014; served since 2001	Partner (since 1999), Financial Management Group, LLC (investment adviser).	4

Director (since 2002) and Chairman (since 2003), Boulder Growth & Income Fund, Inc.; Director and Chairman (since 2007), The Denali Fund Inc.; Director and Chairman (since 2003), First Opportunity Fund, Inc.

Dr. Dean L. Jacobson Age: 72	Class I Director	Term expires2013; served since 2004.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	4	Director (since 2006) Boulder Growth & Income Fund, Inc.; Director (since 2007), The Denali Fund Inc.; Director (since 2003), First Opportunity Fund, Inc.

Richard I. Barr Age: 73	Chairman, Class III Director	Term expires 2012; served since 1999 (Chairman since 2003).	Retired (since 2001); manager (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage).	4	Director (since 2002), Boulder Growth & Income Fund, Inc.; Director (since 2007), The Denali Fund Inc. Director (since 2001), First Opportunity Fund, Inc.

Annual Report | November 30, 2011	33

Directors & Officers	Boulder Total Return Fund, Inc.
November 30, 2011(Unaudited)

INDEPENDENT DIRECTORS (continued)

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director

Steven K. Norgaard*** Age: 47	Class III Director	Term expires 2012; Appointed 2011	Attorney (since 1994), Steven K. Norgaard, P.C. (law firm), Director (since 2007) ATG Trust Company	4	Director (since 2011) Boulder Growth & Income Fund, Inc.; Director (since 2011), The Denali Fund Inc.; Director (since 2011), FirstOpportunity Fund, Inc.

INTERESTED DIRECTORS

John S. Horejsi** Age: 42	Class I Director	Term expires 2013; served since 2006.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation); Director (2007- 2011), The Denali Fund Inc.; Director (2006- 2011), First Opportunity Fund, Inc.	2	Director (since 2004), Boulder Growth & Income Fund, Inc.

*	Unless otherwise specified, the Directors’ respective addresses are c/o Boulder Total Return Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
†	Includes the Fund, The Denali Fund Inc., Boulder Growth & Income Fund, Inc., and First Opportunity Fund, Inc.
**	Mr. Horejsi is an “interested person” as a result of the extent of his beneficial ownership of Fund shares and by virtue of his indirect beneficial ownership of BIA and FAS.
***

Susan L. Ciciora resigned as a Class III Director of the Fund effective November 18, 2011. Upon Ms Ciciora’s resignation, Mr. Norgaard was appointed by the Board of Directors as a Class III Director of the Fund and will serve as a nominee for election as a Director by stockholders at the Fund’s 2012 annual meeting of stockholders.

34	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Directors & Officers
November 30, 2011(Unaudited)

OFFICERS

The names of the executive officers of the Fund are listed in the table below. Unless otherwise specified, each officer was elected to office by the Board at a meeting held on January 28, 2011. Officers are elected annually and will hold such office until a successor has been elected by the Board.

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years

Stephen C. Miller Age: 59	President	Appointed annually; served since 1999	President and General Counsel (since 1999), Boulder Investment Advisers LLC; President and General Counsel (since 2008), Rocky Mountain Advisors, LLC; Manager (since 1999), Fund Administrative Services LLC.; Vice President (since 1998), Stewart Investment Advisers; President (since 2002), Boulder Growth & Income Fund, Inc.; President (since 2007), The Denali Fund Inc.; President (since 2003), First Opportunity Fund, Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.

Nicole L. Murphey Age: 34	Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, and Assistant Secretary	Appointed annually; served as Chief Financial Officer, Chief Accounting Officer and Treasurer since 2011; served as Vice President since 2008; served as Assistant Secretary since 2000.	Vice President and Treasurer (since 2011), Boulder Investment Advisers, LLC and Rocky Mountain Advisors, LLC; Assistant Manager (since 2011), Fund Administrative Services, LLC; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2007), The Denali Fund Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2003) First Opportunity Fund, Inc.

Jennifer Welsh Age: 34	Chief Compliance Officer	Appointed annually; served since 2010.	Chief Compliance Officer (since 2010), Boulder Investment Advisers LLC and Rocky Mountain Advisors, LLC; Chief Compliance Officer, Associate General Counsel (since 2010), Fund Administrative Services LLC.; Chief Compliance Officer (since 2010), Stewart Investment Advisers; Chief Compliance Officer (since 2010), Boulder Growth & Income Fund, Inc.; Chief Compliance Officer (since 2010), The Denali Fund Inc.; Chief Compliance Officer (since 2010), First Opportunity Fund, Inc.; officer of various other entities affiliated with the Horejsi family; Associate Attorney (2007-2010), Davis, Graham & Stubbs, LLP.

*	Unless otherwise specified, the Officers’ respective addresses are c/o Boulder Total Return Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

Annual Report | November 30, 2011	35

Directors & Officers	Boulder Total Return Fund, Inc.
November 30, 2011(Unaudited)

OFFICERS (continued)

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years

Stephanie J. Kelley Age: 54	Secretary	Appointed annually; served since 2000.

Secretary and Assistant Compliance Officer (since 2002), Boulder Growth & Income Fund, Inc., Secretary and Assistant Compliance Officer (since 2007), The Denali Fund Inc.; Secretary and Assistant Compliance Officer (since 2003), First Opportunity Fund, Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family.

*	Unless otherwise specified, the Officers’ respective addresses are c/o Boulder Total Return Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

The Fund’s president has certified to the New York Stock Exchange that, as of November 30, 2010, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a-2(3) under the Investment Company Act.

36	www.boulderfunds.net

Directors	Richard I. Barr Steven K. Norgaard John S. Horejsi Dr. Dean L. Jacobson Joel W. Looney

Co-Investment Advisers	Stewart Investment Advisers Boulder Investment Advisers, LLC 2344 Spruce Street, Suite A Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC 2344 Spruce Street, Suite A Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Custodian	Bank of New York Mellon One Wall Street New York, NY 10286

Stock Transfer Agent	BNY Mellon Investment Servicing P.O. Box 358035 Pittsburgh, PA 15252-8035

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 17th Street, Suite 3600 Denver, CO 80202

Legal Counsel	Paul Hastings, LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

BOULDER TOTAL RETURN FUND, INC P.O. Box 358035 Pittsburgh, PA 15252-8035

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Boulder Total Return Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. On January 12, 2011, the code of ethics was amended to reflect personnel changes in the positions occupied by the Chief Financial Officer and Chief Compliance Officer. During the period covered by this report, there were no waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

At a meeting of the board of directors held on November 18, 2011, the Registrant’s board of directors has determined that Joel W. Looney and Steven K. Norgaard are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined in paragraph (a)(2) of Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,000 and $27,800 for the fiscal years ended November 30, 2010 and November 30, 2011, respectively.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended November 30, 2010 and November 30, 2011 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Fund’s tax returns, excise tax returns, December dividend calculations and Maryland Property Tax returns were $7,540 and $7,765 for the fiscal years ended November 30, 2010 and November 30, 2011, respectively.

(d)

All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $5,000 and $5,000 for the fiscal years ended November 30, 2010 and November 30, 2011, respectively. These fees pertained to agreed-upon procedures reports related to the Fund’s Auction Market Preferred Shares.

(e)

(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)  There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended November 30, 2011 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, Joel W. Looney, and Steven K. Norgaard.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board, the voting of proxies relating to its voting securities to the Advisers. The Proxy Voting Procedures of the Advisers are included below.

Boulder Total Return Fund, Inc.

Boulder Growth & Income Fund, Inc.

The Denali Fund Inc.

First Opportunity Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. (“FOFI”) (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1. Policy. It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to each Fund’s respective investment adviser(s) (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.1 The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract. Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and became effective August 6, 2003.

2. Fiduciary Duty. The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3. Procedures. The following are the procedures adopted by the Board for the administration of this policy:

a. Review of Adviser Proxy Voting Procedures. The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes. In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b. Seeking Advice from the First Opportunity Fund’s (“FOFI’s”) sub-adviser. To the extent permitted by law, and to the extent assistance will not adversely affect the ability of the FOFI’s sub-adviser, Wellington Management (“Wellington”), to invest in financial services company securities for other clients, the Adviser may seek, and Wellington has agreed to provide the Adviser with, notice of any special issues that might not be covered by the Voting Guidelines as they relate to securities held by FOFI and that are under the management of Wellington. In addition, Wellington has agreed to assist in any discussions to review relevant issues related to the voting of a particular proxy, but shall not recommend how FOFI should vote.

c. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Adviser has identified as involving a conflict of interest2, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

2 As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

4. Revocation. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5. Annual Filing. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers. This form must provide the following information:

1.	Name of the issuer of the portfolio security
2.	Exchange ticker symbol
3.	CUSIP #
4.	Shareholder meeting date
5.	Brief indication of the matter voted on
6.	Whether matter was proposed by the issuer or by a security holder
7.	Whether the Fund cast its vote on the matter
8.	How the Fund cast its vote
9.	Whether the Fund cast its vote for or against management

6. Disclosures.

a. The Fund shall include in any future registration statement:

i. A description of the Voting Policies and the Voting Guidelines3; and

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.4

b. The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i. A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.5

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.6

7. Recordkeeping Requirements. SEC Rule 204-2, as amended, requires advisers to retain:

1.	Proxy voting policies and procedures
2.	Proxy statements received regarding client securities
3.	Records of votes cast on behalf of clients
4.	Records of written client requests

3 This disclosure is included in all registration statements filed on behalf of the Funds after July 1, 2003.

4 This disclosure is included in all registration statements filed on behalf of the Funds after August 31, 2004.

5 This disclosure is included in all reports filed on behalf of the Funds after July 1, 2003.

6 This disclosure is included in all reports filed on behalf of the Funds after August 31, 2004.

5.	Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8. Review of Policy. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

EXHIBIT A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR
Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST
Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Voting Policies and Procedures

Category	Guideline	Voting
Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit committee and not to management.

We will generally support the choice of auditors recommended by the Audit Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.

VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting		Generally FOR, although there may be situations where such a structure may be detrimental to shareholder interests.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation	Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.
Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Voting Policies and Procedures

Category	Guideline	Voting
Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.
Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Voting Policies and Procedures

Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.
Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.
Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Dated: October 26, 2007

Revised: July 30, 2010, November 8, 2010

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Stewart R. Horejsi is the Fund’s portfolio manager and is responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi is referred to herein as the “Portfolio Manager”. Boulder Investment Advisers, LLC (“BIA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA” together with BIA, the “Advisers”) are co-advisers to the Fund. The Portfolio Manager acts as the portfolio manager with respect to the Fund and three other registered investment companies, the Boulder Growth & Income Fund, Inc. (“BIF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc (“FOFI”). As of November 30, 2011, BIF, DNY and FOFI had total assets, including leverage, of approximately $213 million, $96 million and $244 million, respectively. Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $639 million as of December 31, 2011. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the senior investment manager for BIA and SIA since 1999 and the senior investment manager for Rocky Mountain Advisers LLC (the co-adviser, together with SIA, to FOFI) since 2010.

As a general matter, portfolio management staff are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to other employees of the Advisers. In evaluating a portfolio manager’s salary and annual pay increases, the Fund’s performance may be one of many factors considered by management. However, as a general matter, the Advisers do not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Horejsi, because of his affiliation with and beneficial interest in the Horejsi Affiliates that own the Advisers, he may, directly or indirectly, receive distributions of the Advisers’ profits.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to BIF, DNY and FOFI. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of the Fund, BIF, DNY, FOFI and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. Factors considered in the investment recommendations may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. With respect to the assets of the Horejsi Affiliates as may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another fund or account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one fund or account purchases or sells the same security on a given date, the Advisers will seek to allocate the purchases and sales on an equitable basis, taking into consideration such factors as: the size of the portfolio, concentration of holdings, investment objectives and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios will vary from fund to fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Ernest Horejsi Trust No. 1B and the Lola Brown Trust No. 1B, both of which have engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, hold 2,987,504 shares and 1,613,827 shares, respectively, of the Fund as of November 30, 2011. In addition, (i) Evergreen Atlantic, LLC, a limited liability company with respect to which Mr. Horejsi is a manager, owns 343,749 shares of the Fund; (ii) the Stewart West Indies Trust, a trust established by Mr. Horejsi but with respect to which he is not a beneficiary, owns 104,627 shares of the Fund; (iii) the Susan L. Ciciora Trust, a trust established by Mr. Horejsi’s daughter but with respect to which Mr. Horejsi is not a beneficiary, owns 72,176 shares of the Fund; (iv) the John S. Horejsi Trust, a trust established by Mr. Horejsi’s son but with respect to which Mr. Horejsi is not a beneficiary, owns 53,080 shares of the Fund, and (v) the Evergreen Trust, a trust established by Mr. Horejsi but with respect to which he is not a beneficiary, owns 25,698 shares of the Fund (the foregoing are included in the above definition of “Horejsi Affiliates”). Because of Mr. Horejsi’s advisory or familial role with respect to these Horejsi Affiliates, he may be deemed to have indirect beneficial ownership of their respective shares which in the aggregate have a dollar range in excess of $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15)of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER TOTAL RETURN FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	February 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	February 3, 2012

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:	February 3, 2012